UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

PHI GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5348 Vegas Drive # 237 Las Vegas, NV	89108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-475-5430

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure

Extension of Record Date for Special Common Stock Dividend from Issuer’s Subsidiary

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed’ for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

1. WHEREAS, on April 23, 2018, the Company’s Board of Directors passed a resolution to declare a twenty percent (20%) special stock dividend from its holdings of Common Stock in American Pacific Resources, Inc., a subsidiary of the Company, to shareholders of Common Stock of the Company as follows: (a) Declaration date: April 23, 2018; (b) Record date: May 31, 2018; (c) Payment date: October 31, 2018; (d) Dividend ratio: All eligible shareholders of Common Stock of the Company as of the Record date shall be entitled to receive two (2) shares of Common Stock of American Pacific Resources, Inc. for every ten (10) shares of Common Stock of PHI Group, Inc. held by such shareholders as of the referenced Record date.

2. On May 28, 2018, the Company’s Board of Directors passed amended corporate resolutions to extend the record date for the special stock dividend in American Pacific Resources, Inc. to June 29, 2018 and fix the minimum amount of Common Stock of PHI Group, Inc. held by each shareholder at five (5) shares to be eligible for the above-mentioned special stock dividend;

3. The Payment Date of the special stock dividend remains to be October 31, 2018 and the Dividend Ratio remains to be that for every five (5) shares of PHI Group, Inc. Common Stock held by eligible shareholders as of the new Record Date, these shareholders have the right to receive one (1) freely tradable share of Common Stock of American Pacific Resources, Inc., a private entity that is currently awaiting SEC registration for its Common Stock;

4. The Company will round up the dividend shares of American Pacific Resources, Inc. Common Stock to the nearest whole number of shares when fractional shares occur in the calculations of the special stock dividend distribution.

5. On May 29, 2018, the Company issued a press release entitled “PHI Group Extends Record Date for Special Stock Dividend in American Pacific Resources, Inc.”

The text of the press release in its entirety is attached herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Written Consent of Directors to Corporate Action Without Meeting of PHI Group, Inc. dated May 28, 2018.

99.1	Press Release dated May 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2018

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO